Prospectus  Nov. 1, 1998

Stein Roe Mutual Funds

Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund

Intermediate Bond Fund seeks high current income by investing primarily in marketable debt securities. The dollar-weighted average life of the Fund's portfolio is expected to be between three and 10 years.

Income Fund seeks high current income by investing principally in medium-quality debt securities and, to a lesser extent, in lower-quality securities which may involve greater risk.

High Yield Fund seeks total return by investing for a high level of current income and capital growth by investing primarily in high-yield, high-risk medium- and lower-quality debt securities.

     Lower-quality securities, commonly known as "junk bonds," are subject to a greater risk with regard to payment of interest and return of principal than higher-rated bonds. Investors should carefully consider the risks associated with junk bonds before investing. (See Investment Policies, Risks and Investment Considerations, and Appendix-Ratings.)

     Each Fund seeks to achieve its objective by investing all of its net investable assets in a corresponding portfolio of SR&F Base Trust that has the identical investment objective and substantially the same investment policies as the Fund. The investment experience of each Fund will correspond to that of its respective Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)

     Each Fund is a "no-load" fund. There are no sales or redemption charges, and the Funds have no 12b-1 plans. The Funds are series of Stein Roe Income Trust, an open-end management investment company.

     This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.

     A Statement of Additional Information dated Nov. 1, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. That information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC is available at the SEC's website, www.sec.gov. This prospectus is also available electronically by using Stein Roe's Internet address: www.steinroe.com. You can get a free paper copy of the prospectus, the Statement of Additional Information, and the most recent financial statements by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                       Page
Summary..................................2
Fee Table ...............................3
Financial Highlights ....................4
The Funds ...............................8
Investment Policies .....................8
   Intermediate Bond Fund................8
   Income Fund..........................10
   High Yield Fund......................11
Portfolio Investments and Strategies....12
Investment Restrictions.................18
Risks and Investment Considerations ....19
How to Purchase Shares..................20
   By Check.............................20
   By Wire..............................21
   By Electronic Transfer ..............21
   By Exchange .........................22
   Conditions of Purchase ..............22
   Purchases Through Third Parties......22
   Purchase Price and Effective Date ...22
How to Redeem Shares ...................23
   By Written Request ..................23
   By Exchange .........................23
   Special Redemption Privileges .......23
   General Redemption Policies .........25
Shareholder Services ...................26
Net Asset Value ........................28
Distributions and Income Taxes..........29
Investment Return ......................30
Management..............................31
Organization and Description of Shares .33
Master Fund/Feeder Fund: Structure and
   Risk Factors.........................33
Appendix-Ratings........................35
Certificate of Authorization............39

SUMMARY

Stein Roe Intermediate Bond Fund ("Intermediate Bond Fund"), Stein Roe Income Fund ("Income Fund"), and Stein Roe High Yield Fund ("High Yield Fund") are series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Each Fund is a "no-load" fund. There are no sales or redemption charges. (See The Funds and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of the Funds are not qualified for sale.

Investment Objectives and Policies. Intermediate Bond Fund and Income Fund each seek a high level of current income. High Yield Fund seeks total return by investing for a high level of current income and capital growth. Each Fund invests as described below.

Intermediate Bond Fund invests all of its net investable assets in SR&F Intermediate Bond Portfolio ("Intermediate Bond Portfolio") which pursues a high level of current income, consistent with capital preservation, by investing primarily in marketable debt securities. At least 60% of its assets will be invested in debt securities rated within the three highest grades assigned by Moody's or by S&P, or in U.S. Government Securities, commercial paper, and certain bank obligations. Under normal market conditions, it invests at least 65% of its assets in securities with an average life of between three and 10 years, and expects that the dollar-weighted average life of its portfolio will be between three and 10 years.

Income Fund invests all of its net investable assets in SR&F Income Portfolio ("Income Portfolio") which seeks high current income by investing principally in medium-quality debt securities (such as securities rated A or Baa by Moody's or A or BBB by S&P), with at least 60% of its assets invested in medium- or higher-quality debt securities. Medium-quality debt securities may have some speculative characteristics. Income Portfolio may also invest to a lesser extent in securities of lower quality, which may entail greater risk. Lower-quality securities are commonly referred to as "junk bonds."

High Yield Fund invests all of its net investable assets in SR&F High Yield Portfolio ("High Yield Portfolio") which seeks total return by investing for a high level of current income and capital growth. High Yield Portfolio invests primarily in high-yield, high-risk medium- and lower-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds."

     For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that any Fund or Portfolio will achieve its investment objective.

Investment Risks. The risks inherent in each Fund and Portfolio depend primarily upon the term and quality of the obligations in its portfolio, as well as on market conditions. Interest rate fluctuations will affect net asset value, but not the income received from portfolio securities. However, because yields on debt securities available for purchase vary over time, no specific yield on shares of a Fund can be assured. Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund and who can accept greater levels of credit and other risks associated with securities that are rated below investment grade. Income Fund and High Yield Fund are designed for investors who seek a higher level of income and who can accept greater levels of credit and other risks associated with securities of medium or lower quality. Although both Income Fund and High Yield Fund invest in medium- and lower-quality debt securities, High Yield Fund is designed for investors who can accept the heightened level of risk and principal fluctuation inherent in a portfolio that invests at least 65% of its assets in medium- and lower-quality debt securities, while Income Fund, which invests up to 60% of its assets in high- and medium-quality debt securities, can invest only up to 40% of its assets in such securities. The Portfolios may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.

Purchases. The minimum initial investment for each Fund is $2,500. Additional investments must be at least $100 (only $50 for purchases by electronic transfer). Lower initial investment minimums apply to IRAs, UGMAs, and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another no-load Stein Roe Fund. (See How to Purchase Shares.)

Redemptions. For information on redeeming Fund shares, including the special redemption privileges, please see How to Redeem
Shares.

Distributions. Dividends are declared each business day and are paid monthly. Dividends will be reinvested in additional Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another no-load Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)

Management and Fees.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to each Portfolio. In addition, it provides administrative and bookkeeping and accounting services to each Fund and each Portfolio. For a description of the Adviser and its fees, see Management.

     If you have any additional questions about the Funds, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.

FEE TABLE
                                     Inter-
                                     mediate            High
                                     Bond     Income    Yield
                                     Fund      Fund     Fund
                                     -----   -------    ----
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases      None      None     None
Sales Load Imposed on Reinvested
   Dividends                         None      None     None
Deferred Sales Load                  None      None     None
Redemption Fees*                     None      None     None
Exchange Fees                        None      None     None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets; after fee waiver, if
 applicable)
Management and Administrative Fees
  (after fee waiver, if applicable)  0.50%     0.61%    0.33%
12b-1 Fees                           None      None     None
Other Expenses (after fee waiver,
  if applicable)                     0.22%     0.22%    0.67%
Total Fund Operating Expenses        -----     -----    -----
  (after fee waiver, if applicable)  0.72%     0.83%    1.00%
                                     =====     =====    =====
___________________
*There is a $7.00 charge for wiring redemption proceeds to your bank. A fee of $5.00 per quarter may be charged for accounts that fall below stated minimums. (See How to Redeem Shares-General Redemption Policies.)

Examples.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                          1 year   3 years   5 years   10 years
                          ------   -------   -------   --------
  Intermediate Bond Fund   $ 7       $23      $40        $ 89
  Income Fund                8        26       46         103
  High Yield Fund           10        32       55         122

     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The information in the table is based upon actual expenses incurred in the last fiscal year. The figures in the Examples assume that the percentage amounts listed for the respective Funds under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gains distributions are reinvested in additional Fund shares, and that, for purposes of fee breakpoints, if any, the Funds' respective net assets remain at the same levels as in the most recently completed fiscal year.

     From time to time, the Adviser may voluntarily waive a portion of its fees payable by a Fund. The Adviser has agreed to voluntarily waive such fees to the extent ordinary operating expenses exceed 1% of High Yield Fund's annual average net assets. This commitment expires on Oct. 31, 1999, subject to earlier review and possible termination by the Adviser on 30 days' notice to the Fund. Absent such expense undertaking, Management and Administrative Fees, Other Expenses and Total Fund Operating Expenses would have been 0.65%, 0.67% and 1.32%, respectively.
Any such reimbursement will lower the Fund's overall expense ratio and increase its overall return to investors. (Also see Management-Fees and Expenses.)

     Each Fund pays the Adviser an administrative fee based on the Fund's average daily net assets and each Portfolio pays the Adviser a management fee based on the Portfolio's average daily net assets. The expenses of both the Funds and the Portfolios are summarized in the Fee Table above and are described under Management. Each Fund bears its proportionate share of the fees and expenses of its corresponding Portfolio. The trustees of the Trust have considered whether the annual operating expenses of each Fund, including its proportionate share of Portfolio expenses, would be more or less than if the Fund invested directly in the securities held by the Portfolio. The trustees concluded that Fund expenses would not be materially greater in such case.

     The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing the Funds' expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The following tables reflect the results of operations of the Funds on a per-share basis and have been audited by Ernst & Young LLP, independent auditors. All of the auditors' reports related to information for these periods were unqualified. These tables should be read in conjunction with the respective Fund's financial statements and notes thereto. The Funds' annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

Intermediate Bond Fund

                                                        Years Ended June 30,
                     1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
                    ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value,
  Beginning of
  Period            $8.51    $8.65    $8.38    $8.53    $8.99    $9.26    $8.44    $8.67    $8.58    $8.74
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Income from Invest-
  ment Operations
Net investment
  income              .74      .73      .69      .69      .65      .56      .58      .59      .60      .58
Net realized and
  unrealized gains
  (losses) on
  investments         .14     (.28)     .16      .46      .27     (.59)     .23     (.10)     .17      .23
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total from invest-
  ment operations     .88      .45      .85     1.15      .92     (.03)     .81      .49      .77      .81
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Distributions
Net investment
  income             (.74)    (.72)    (.70)    (.69)    (.65)    (.56)    (.58)    (.58)    (.61)    (.58)
Net realized
  capital gains         -        -        -        -        -     (.08)       -        -        -        -
In excess of
  realized gains        -        -        -        -        -     (.15)       -        -        -        -
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total distributions  (.74)    (.72)    (.70)    (.69)    (.65)    (.79)    (.58)    (.58)    (.61)    (.58)
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Net Asset Value,
  End of Period     $8.65    $8.38    $8.53    $8.99    $9.26    $8.44    $8.67    $8.58    $8.74    $8.97
                    =====    =====    =====    =====    =====    =====    =====    =====    =====    =====
Ratio of net
  expenses to
  average net
  assets (a)        0.73%    0.74%    0.73%    0.70%    0.67%    0.70%    0.70%    0.70%    0.73%    0.72%
Ratio of net in-
  vestment income
  to average net
  assets  (b)       8.71%    8.60%    8.17%    7.87%    7.22%    6.20%    6.94%    6.79%    6.97%    6.51%
Portfolio turnover
  rate               197%     296%     239%     202%     214%     206%     162%     202%     210%   138%(d)
Total return (b)   10.97%    5.33%   10.62%   14.02%   10.59%   (0.47%)  10.11%    5.76%    9.31%    9.51%
Net assets, end of
  period (000
  omitted)       $165,056 $161,439 $184,444 $242,948 $311,728 $302,507 $301,733 $298,112 $328,784 $437,456

Income Fund

                                                        Years Ended June 30,
                     1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
                    ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value,
  Beginning of
  Period            $ 9.60   $ 9.65   $ 8.95   $ 8.95   $ 9.51   $10.10   $ 9.36   $ 9.79   $ 9.63   $ 9.88
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from Invest-
  ment Operations
Net investment
  income               .95      .92      .80      .76      .75      .69      .71      .71      .70      .69
Net realized and
  unrealized gains
  (losses) on invest-
  ments                .05     (.70)       -      .56      .59     (.74)     .43     (.16)     .25      .15
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment
  operations          1.00      .22      .80     1.32     1.34     (.05)    1.14      .55      .95      .84
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Distributions from
  net investment
  income              (.95)    (.92)    (.80)    (.76)    (.75)    (.69)    (.71)    (.71)    (.70)   (.69)
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value,
  End of Period     $ 9.65   $ 8.95   $ 8.95   $ 9.51   $10.10   $ 9.36   $ 9.79   $ 9.63   $ 9.88   $10.03
                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Ratio of net expen-
  ses to average
  net assets (a)     0.90%    0.93%    0.95%    0.90%    0.82%    0.82%    0.82%    0.82%    0.84%    0.83%
Ratio of net invest-
  ment income to
  average net
  assets (b)         9.97%   10.02%    8.98%    8.20%    7.62%    6.94%    7.55%    7.26%    7.26%    6.89%
Portfolio turnover
  rate                 94%      90%      77%      76%      39%      53%      64%     135%     138%    9%(d)
Total return (b)    11.06%    2.48%    9.30%   15.30%   14.64%   (0.69%)  12.79%    5.70%   10.34%    8.72%
Net assets, end of
  period (000
  omitted)        $110,376  $89,023  $93,952 $112,706 $151,594 $158,886 $174,327 $309,564 $375,272 $448,403

High Yield Fund
                      Period Ended June 30,      Year Ended June
30,
   1997(c)      1998
Net Asset Value, Beginning of Period   $10.00      $10.54
Income from Investment Operations
Net investment income   .52      .85
Net realized and unrealized gains on investments       .54
 .61
Total from investment operations   1.06      1.46
Distributions
Net investment income      (.52)         (.85)
Net realized gains         -          (.15)
Total distributions      (.52)        (1.00)
Net Asset Value, End of Period   $10.54      $11.00
Ratio of net expenses to average net assets (a)   1.00%   (e)
1.00%
Ratio of net investment income to average net assets (b)   8.05%
(e)   7.79%
Total return (b)    10.88%      14.38%
Net assets, end of period (000 omitted)    $13,482      $41,471
-----
(a) If the Funds had paid all of their expenses and there had been no reimbursement of expenses by the Adviser, these ratios would have been: for Intermediate Bond Fund, 0.71%, 0.75% and 0.75% for the years ended June 30, 1995 through 1997, respectively; for Income Fund, 0.83%, 0.85%, 0.88% and 0.85% for the years ended June 30, 1994 through 1997, respectively; and for High Yield Fund, 2.29% for the period ended June 30, 1997, and 1.32% for the year ended June 30, 1998.
(b) Computed giving effect to the Adviser's fee waiver.
(c) High Yield Fund commenced operations on Nov. 1, 1996.
(d) Prior to commencement of operations of the Portfolio.
(e) Annualized.

THE FUNDS

The mutual funds offered by this prospectus are Stein Roe Intermediate Bond Fund ("Intermediate Bond Fund"), Stein Roe Income Fund ("Income Fund"), and Stein Roe High Yield Fund ("High Yield Fund") (collectively, the "Funds"). Each of the Funds is a no-load "mutual fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed. Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.

     The Funds are series of Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series of the Trust invests in a separate portfolio of securities and other assets, with its own objectives and policies.

     Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management, administrative, and accounting and bookkeeping services to the Funds and the Portfolios. The Adviser also manages several other mutual funds with different investment objectives, including equity funds, international funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

     High Yield Fund was organized as a "feeder fund" and Intermediate Bond Fund and Income Fund became "feeder funds" on Feb. 2, 1998-that is, each invested all of its respective assets in a "master fund" that has an investment objective identical to that of the Fund. Each master fund is a series of SR&F Base Trust; each master fund is referred to as a "Portfolio." Prior to converting to a feeder fund, Intermediate Bond Fund and Income Fund had invested their assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the identical investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of each Portfolio are managed by the Adviser in the same manner as the assets of the feeder fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)

INVESTMENT POLICIES

Each Fund invests as described in the section below. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

The investment objective of INTERMEDIATE BOND FUND is to provide a high level of current income, consistent with the preservation of capital. It invests all of its net investable assets in SR&F Intermediate Bond Portfolio ("Intermediate Bond Portfolio"), which has the identical objective. Intermediate Bond Portfolio invests primarily in marketable debt securities. Under normal market conditions, it will invest at least 65% of the value of its total assets (taken at market value at the time of investment) in convertible and non-convertible bonds and debentures, and at least 60% of its assets will be invested in the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");
(2) U.S. Government Securities;
(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody's or AA or better by S&P; and
(4) Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

     Under normal market conditions, Intermediate Bond Portfolio invests at least 65% of its assets in securities with an average life of between three and 10 years, and expects that the dollar-weighted average life of its portfolio will be between three and 10 years. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

     Intermediate Bond Portfolio also may invest in other debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities), preferred stocks, and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost.

     Intermediate Bond Portfolio may invest up to 35% of its total assets in debt securities that are rated below investment grade (with no minimum permitted rating) and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. (See Portfolio Investments and Strategies and Risks and Investment Considerations for more information on the risks associated with investing in debt securities rated below investment grade.)

     For the fiscal year ended June 30, 1998, the investment portfolio was invested, on average, as follows: AAA, U.S. Government Securities or high-quality short-term instruments, 26.4%; AA, 8.8%; A, 26.2%; BBB, 26.7%; and BB and below, 11.9%.
The ratings are based on a dollar-weighted average, computed quarterly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of Intermediate Bond Portfolio.

The investment objective of INCOME FUND is to provide a high level of current income. Consistent with that investment objective, capital preservation and capital appreciation are regarded as secondary objectives. Income Fund invests all of its net investable assets in SR&F Income Portfolio ("Income Portfolio"), which has the identical objective.

     Income Portfolio attempts to achieve its objective by investing principally in medium-quality debt securities, which are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service their debt securities, such as securities rated A or Baa by Moody's or A or BBB by S&P. The Adviser generally attributes to medium-quality securities the same characteristics as rating services.

     Although Income Portfolio will invest at least 60% of its assets in medium- or higher-quality debt securities, it may also invest to a lesser extent in debt securities of lower quality (in the case of rated securities, having a rating by Moody's or S&P of not less than C). Although Income Portfolio can invest up to 40% of its assets in lower-quality securities, it does not intend to invest more than 35% in lower-quality securities. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." Income Portfolio may invest in lower-quality debt securities; for example, if the Adviser believes the financial condition of the issuers or the protection offered to the particular obligations is stronger than is indicated by low ratings or otherwise. (See Portfolio Investments and Strategies and Risks and Investment Considerations for more information on the risks associated with investing in medium- and lower-quality debt securities.) Income Portfolio may invest in higher-quality securities; for example, under extraordinary economic or financial market conditions, or when the spreads between the yields on medium- and high-quality securities are relatively narrow.

     Some issuers of debt securities choose not to have their securities rated by a rating service, and Income Portfolio may invest in unrated securities that the Adviser believes are suitable for investment.

     Under normal market conditions, Income Portfolio will invest at least 65% of the value of its total assets (taken at market value) in convertible and non-convertible bonds and debentures. Such securities may be accompanied by the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Equity securities acquired by conversion or exercise of such a right may be retained by Income Portfolio for a sufficient time to permit orderly disposition thereof or to establish long-term holding periods for federal income tax purposes.

     Income Portfolio may invest up to 35% of its total assets in other debt securities, marketable preferred and common stocks, and foreign and municipal securities that the Adviser considers likely to yield relatively high income in relation to costs, and rights to acquire such securities. (Municipal securities are securities issued by or on behalf of state and local governments, the interest on which is generally exempt from federal income tax.) Any assets not otherwise invested may be invested in money market instruments.

     For the fiscal year ended June 30, 1998, the investment portfolio was invested, on average, as follows: AAA, U.S. Government Securities or high-quality short-term instruments, 7.3%; AA, 5.2%; A, 19.6%; BBB, 36.5%; BB, 20.5%; B, 9.7%; and CCC
and below or unrated, 1.2%. The ratings are based on a dollar-weighted average, computed quarterly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of Income Portfolio.

The investment objective of HIGH YIELD FUND is to seek total return by investing for a high level of current income and capital growth. It seeks to achieve its objective by investing all of its net investable assets in SR&F High Yield Portfolio ("High Yield Portfolio"), which has the identical objective.

     High Yield Portfolio invests principally in high-yield, high-risk medium- and lower-quality debt securities. The medium- and lower-quality debt securities in which High Yield Portfolio invests normally offer a current yield or yield to maturity that is significantly higher than the yield from securities rated in the three highest categories assigned by rating services such as S&P or Moody's.

     Under normal circumstances, at least 65% of High Yield Portfolio's assets will be invested in high-yield, high-risk medium- and lower-quality debt securities rated lower than Baa by Moody's and lower than BBB by S&P, or equivalent ratings as determined by other rating agencies or unrated securities that the Adviser determines to be of comparable quality. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." Some issuers of debt securities choose not to have their securities rated by a rating service, and High Yield Portfolio may invest in unrated securities that the Adviser has researched and believes are suitable for investment. High Yield Portfolio may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of High Yield Portfolio's assets. (See Portfolio Investments and Strategies and Risks and Investment Considerations for more information on the risks associated with investing in medium- and lower-quality debt securities.)

     High Yield Portfolio may invest up to 35% of its total assets in other securities including, but not limited to, pay-in-kind bonds, securities issued in private placements, bank loans, zero coupon bonds, foreign securities, convertible securities, futures, and options. High Yield Portfolio may also invest in higher-quality debt securities. Under normal market conditions, however, High Yield Portfolio is unlikely to emphasize higher-quality debt securities since generally they offer lower yields than medium- and lower-quality debt securities with similar maturities. High Yield Portfolio may also invest in common stocks and securities that are convertible into common stocks, such as warrants.

     For the fiscal year ended June 30, 1998, the investment portfolio was invested, on average, as follows: high-quality short-term instruments, 2.1%; BBB, 1.2%; BB, 18.2%; B, 63.6%; and CCC and below or unrated, 14.9%. The ratings are based on a dollar-weighted average, computed quarterly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of High Yield Portfolio.

PORTFOLIO INVESTMENTS AND STRATEGIES

U.S. Government Securities.  U.S. Government Securities include:
(i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and that include, but are not limited to, Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Farmers Home Administration, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). U.S. Government Securities are generally viewed by the Adviser as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore the Funds' shares can be expected to fluctuate in value.

Medium- and Lower-Quality Debt Securities. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. A Portfolio seeks to reduce investment risk through diversification, credit analysis, and evaluation of developments in both the economy and financial markets.

     An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if a Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Portfolio may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Derivatives. Consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). No Portfolio expects to invest more than 5% of its net assets in any type of Derivative except: for each Portfolio, options, futures contracts, and futures options; and for Intermediate Bond Portfolio, mortgage or other asset-backed securities.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives (including options and futures) depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

     Mortgage and Other Asset-Backed Debt Securities. Intermediate Bond Portfolio and High Yield Portfolio each may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

     Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

     The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

     Mortgage-backed debt securities, such as those issued by GNMA, FNMA and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, prepayment risks, and yield characteristics.

     Mortgage-backed securities involve the risk of prepayment of the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid on purchase of the securities, and the proceeds of prepayment would likely be invested at lower interest rates. Each Portfolio tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have prepayment protection features tending to make them less susceptible to price volatility.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

     Asset-backed securities tend to experience greater price volatility than straight debt securities.

     REMICs. Each Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.

     Floating Rate Instruments. Each Portfolio may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. Income Portfolio and High Yield Portfolio do not intend to invest more than 5% of net assets in floating rate instruments. Intermediate Bond Portfolio does not intend to invest more than 10% of net assets in floating rate instruments.

     Futures and Options. Each Portfolio may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. Each Portfolio may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks, consistent with its investment objective, in order to provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. Each Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a position.
Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.

Foreign Securities. Each Portfolio may invest in foreign securities, but will not invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign debt securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. The Portfolios may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Portfolios may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. At June 30, 1998, no portion of any Portfolio's assets was invested in foreign securities as defined above, and no Portfolio intends to invest more than 5% of its net assets in foreign securities. (See Risks and Investment Considerations.)

Lending of Portfolio Securities. Subject to certain restrictions, each Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while it seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Portfolios may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

When-Issued and Delayed-Delivery Securities; Standby Commitments. Each Portfolio's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before the settlement date.

     When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Portfolio will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Portfolio's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value of the security repurchased will be less than the security sold; and transaction costs exceeding the return earned on the sales proceeds of the dollar roll.

     Each Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which it binds itself to accept delivery of a security at the option of the other party to the agreement.

PIK and Zero Coupon Bonds. Each Portfolio may invest in both zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because a Portfolio accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences. High Yield Portfolio may invest up to 20% of its total assets in PIK and zero coupon bonds.

Short Sales Against the Box. Each Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Rule 144A Securities. Each Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 10% of net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Portfolio expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

Portfolio Turnover. In attempting to attain its objective, each Portfolio may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for Income Portfolio and High Yield Portfolio with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the average stated maturity of Income Portfolio generally will exceed 10 years and the average stated maturity of High
Yield Portfolio will be from five to 10 years, the Adviser may adjust the average effective maturity of an investment portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate of a Portfolio may vary from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Financial Highlights and Distributions and Income Taxes.)

INVESTMENT RESTRICTIONS

Each Fund and Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

     No Fund or Portfolio may invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements /1/ for such securities; or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, a Fund, but not a Portfolio, may invest all of its assets in another investment company having the identical investment objective under a master fund/feeder fund structure.
-----------
/1/ A repurchase agreement involves a sale of securities to a Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses.
A Portfolio may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
-----------

     Although no Fund or Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. A Fund or Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

     The policies set forth in the second and third paragraphs under Investment Restrictions (but not the footnote) are fundamental policies of each Fund and each Portfolio. /2/ The Statement of Additional Information contains all of the investment restrictions.
-------------
/2/ A fundamental policy may be changed only with the approval of a "majority of the outstanding voting securities" of a Fund as defined in the Investment Company Act.
-------------

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in each Fund depend primarily upon the term and quality of the obligations in its master Portfolio, as well as on market conditions.

     A decline in prevailing levels of interest rates generally increases the value of securities in an investment portfolio, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect net asset value, but not the income received from portfolio securities. (Because yields on debt securities available for purchase vary over time, no specific yield on shares of a Fund can be assured.) In addition, if the bonds in a portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and a Portfolio will probably be unable to replace them with securities having as great a yield.

     Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund, and who can accept greater levels of credit and other risks associated with securities that are rated below investment grade. Income Fund and High Yield Fund are designed for investors who seek a higher level of income and who can accept greater levels of credit and other risks associated with securities of medium or lower quality. Although both Income Fund and High Yield Fund invest in medium- and lower-quality debt securities, High Yield Fund is designed for investors who can accept the heightened level of risk and principal fluctuation which might result from a portfolio that invests at least 65% of its assets in medium- and lower-quality debt securities, while Income Fund, which invests up to 60% of its assets in high- and medium-quality bonds, can invest only up to 40% of its assets in such securities.

     Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

     Each Portfolio may enter into foreign currency forward contracts and use options and futures contracts, as described elsewhere in this prospectus, to limit or reduce foreign currency risk.

     There can be no assurance that a Fund will achieve its objective, nor can a Portfolio assure that payments of interest and principal on portfolio securities will be made when due. If the rating of a portfolio security is lost or reduced, the Portfolio would not be required to sell the security, but the Adviser would consider such a change in deciding whether to retain the security in the investment portfolio.

     The investment objective of each Fund and its master Portfolio is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there were a change in an investment objective, such change may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

Year 2000 Compliance. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' Adviser, administrator, distributor and transfer agent ("Liberty Companies") are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Funds will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Funds will not be adversely affected.

HOW TO PURCHASE SHARES

You may purchase shares of any of the Funds by check, by wire, by electronic transfer, or by exchange from your account with another no-load Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange
Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] program. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

By Check. To make an initial purchase of shares of a Fund by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc., P.O. Box 803938, Chicago, Illinois 60680.

     You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial or subsequent purchases into your account. Each individual check submitted for purchase must be at least $100, and the Funds generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside of the United States. Should an order to purchase shares of a Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund.

By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your Social Security or other tax identification number. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Account No. 560-99696
Fund No. ___; Stein Roe _____ Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________

Fund Numbers:
35 - Intermediate Bond Fund
09 - Income Fund
15 - High Yield Fund

Participants in the Stein Roe Counselor [service mark] program should address their wires as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Account No. 560-99696
Fund No. ___; Stein Roe _____ Fund
Account of (exact name(s) in registration)
Counselor Account No. ________

By Electronic Transfer. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at prescheduled intervals ("Regular Investments") elected on your application. (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of a Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by that Fund.

By Exchange. You may purchase shares by exchange of shares from another no-load Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected the Automatic Exchange Privilege). Restrictions apply; please review the information under How to Redeem Shares-By Exchange.

Conditions of Purchase. Each purchase order for a Fund must be accepted by an authorized officer of the Trust or its authorized agent or designee and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of a Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason. The Trust does not issue certificates for shares.

Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust (other than those described in this prospectus) if shares are purchased (or redeemed) directly from the Trust.

     An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

Purchase Price and Effective Date. Each purchase of a Fund's shares made directly with the Fund is made at that Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

     A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

     A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment instruction received by telephone on a business day before 3:00 p.m., Central time, is effective on the next business day. Shares begin earning dividends on the day following the day on which they are purchased.

     Each purchase of Fund shares through an Intermediary that is an authorized agent or designee of the Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

HOW TO REDEEM SHARES

By Written Request. You may redeem all or a portion of your shares of a Fund by submitting a written request in "good order" to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send redemption requests to SteinRoe Services Inc., P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, in English, and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;
(4) The signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Funds by verifying your signature);
(5) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust); and
(6) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

By Exchange. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the no-load Stein Roe Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described under By Written Request and indicating the no-load Stein Roe Fund to be purchased-a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

     You may not use any of the Special Redemption Privileges if you hold certificates for any of your Fund shares. The Telephone Redemption by Check Privilege and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

     Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and the Funds may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of a Fund into another no-load Stein Roe Fund, and then back to that Fund). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

     The Trust reserves the right to suspend or terminate at any time and without prior notice the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, regardless of the number of telephone exchange round-trips made by an investor, the Trust generally will not honor requests for Telephone Exchanges by shareholders identified by the Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate at any time and without prior notice the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares-By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

     Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis.

     Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address. The Telephone Redemption by Check Privilege is not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser.

     Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

     Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House or at scheduled intervals ("Automatic Redemptions"-see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., Central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services-Tax-Sheltered Retirement Plans.) The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

     The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received.
However, the Trust normally intends to pay proceeds of a Telephone Redemption by Wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank. Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

     The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

     Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

     The Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. The Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more, (2) Stein Roe IRAs, (3) other Stein Roe prototype retirement plans, (4) accounts with automatic investment plans (unless regular investments have been discontinued), or (5) omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections.

     Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer or any liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing portfolio holdings and will provide you annually with tax information.

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call(r) Automated Telephone Service. To access Stein Roe Funds-on-Call(r), just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call(r) provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week. You also may use Funds-on-Call(r) to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.) Information regarding your account is available to you via Funds-on-Call(r) only after you follow an activation process the first time you call. Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark] Program. The Stein Roe Counselor [service mark] program is a professional investment advisory service available to shareholders. This program is designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds.

Recordkeeping and Administration Services. If you oversee or administer investments for a group of investors, we offer a variety of services.

Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the no-load Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each Fund in which you plan to invest before making your investment.

     Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

     Prototype Money Purchase Pension and Profit-Sharing Plans for self-employed individuals, partnerships, and corporations.

     Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write the Trust for additional information and forms.

     Dividend Purchase Option-diversify your Fund investments by having distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and carefully read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

     Automatic Dividend Deposit (electronic transfer)-have income dividends and capital gains distributions deposited directly into your bank account.

     Telephone Redemption by Check Privilege ($1,000 minimum) and Telephone Exchange Privilege ($50 minimum)-established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares-Special Redemption Privileges.)

     Telephone Redemption by Wire Privilege-redeem shares from your account by phone and have the proceeds transmitted by wire to your bank account ($1,000 minimum; $100,000 maximum).

     Special Redemption Option (electronic transfer)-redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

     Regular Investments (electronic transfer)-purchase Fund shares at regular intervals directly from your bank account ($50 minimum; $100,000 maximum).

     Special Investments (electronic transfer)-purchase Fund shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

     Automatic Exchange Plan-automatically redeem a fixed dollar amount from your Fund account and invest it in another no-load
Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

     Automatic Redemptions (electronic transfer)-have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

     Systematic Withdrawals-have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase or redemption price of each Fund's shares is its net asset value per share. Each Fund determines the net asset value of its shares as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Each Portfolio allocates net asset value, income, and expenses to its feeder funds in proportion to their respective interests in the Portfolio.

     Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

     We value a security at fair value if the value of the security has been materially affected by events that have occurred after the close of the market on whatever exchange the security is traded. In this circumstance, we use fair value pricing to protect long-term investors from the actions of short-term investors who might buy or redeem shares in an attempt to profit from short-term market movements.

DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended October 31 in that year. The Funds intend to distribute any undistributed net investment income and net realized capital gains in the following year.

     All of your income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment normally occurs on the payable date. If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

     You will be advised annually as to the source of distributions. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gains distributions you have received with respect to those shares.

     For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of the Trust.

     This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

Backup Withholding. The Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you-generally redemption proceeds. Backup withholding may be required if:
- You fail to furnish your properly certified Social Security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

     These certifications are contained in the application that you should complete and return when you open an account. The Funds must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

     The yield of a Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Yield figures are not based on actual dividends paid. Past performance is no guarantee of future results. To obtain current yield or total return information, you may call 800-338-2550.

MANAGEMENT

Trustees and Investment Adviser. The Board of Trustees of the Trust and the Board of SR&F Base Trust have overall management responsibility for the Funds and the Portfolios. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Funds and the Portfolios.

     The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolios of the Portfolios and the business affairs of the Funds, the Portfolios, the Trust, and SR&F Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser (or its predecessor) has advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

     The Adviser's mutual funds and institutional asset management businesses are managed together with its affiliate, Colonial Management Associates, Inc. ("CMA"). A single management team includes employees of each company. CMA is a registered investment adviser serving mutual funds and institutions. Certain officers of CMA also are officers of the Adviser in their roles as managers of the combined business. CMA shares personnel, facilities and systems with the Adviser that the Adviser uses in providing services to the Funds.

     In approving the use of a single combined prospectus, the Board considered the possibility that one Fund (or Portfolio) might be liable for misstatements in the prospectus regarding information concerning another Fund.

Portfolio Managers. Michael T. Kennedy has been manager of Intermediate Bond Portfolio since its inception in 1998 and had been portfolio manager of Intermediate Bond Fund since 1988. He is a senior vice president of the Adviser, and has been associated with the Adviser since 1987. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. from Northwestern University. Mr. Kennedy is a member of the Adviser's Taxable Strategy Team and managed $520 million in mutual fund net assets for the Adviser as of June 30, 1998.

     Stephen F. Lockman has been manager of High Yield Portfolio since 1997 and of Income Portfolio since its inception in 1998. Prior thereto, he had been portfolio manager of Income Fund since 1997 and associate portfolio manager of High Yield Portfolio since 1996 and of Income Fund since 1995. Mr. Lockman joined the Adviser in 1994 and was a senior research analyst for the Adviser's fixed income department from 1994 to 1997. Mr. Lockman previously served as portfolio manager for the Illinois State Board of Investment from 1987 to 1994. A chartered financial analyst, Mr. Lockman earned a bachelor's degree from the University of Illinois and a master's degree from DePaul University. As of June 30, 1998, Mr. Lockman managed $526 million in mutual fund net assets.

Fees and Expenses. The Adviser provides administrative services to the Funds under an administrative agreement and investment management services to the Portfolios under a management agreement. The Adviser is entitled to receive a monthly administrative fee from each Fund and a monthly portfolio management fee from each Portfolio, based on its average net assets and computed and accrued daily, at the following annual rates:

Fund                   Management Fee           Administrative Fee
-------------------- ------------------------  ------------------------
Intermediate Bond
  Fund               N/A                      .150%
Intermediate Bond
  Portfolio          .350%                     N/A
Income Fund          N/A                      .150% up to $100 million,
                                              .125% thereafter
Income Fund          .500% up to $100 million,
                     .475% thereafter          N/A
High Yield Fund      N/A                      .150% up to $500 million,
                                              .125% thereafter
High Yield Portfolio .500% up to $500 million,
                     .475% thereafter          N/A

     Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to the Funds and the Portfolios including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent. SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor. Shares of the Funds are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, Massachusetts 02111. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. Fund shares are offered for sale without any sales commissions or charges to the Funds or their shareholders. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

     All Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe
Counselor [service mark] program should send orders to SteinRoe
Services Inc., P.O. Box 803938, Chicago, Illinois 60680.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Funds and the Portfolios. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

     The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

     As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

MASTER FUND/FEEDER FUND:  STRUCTURE AND RISK FACTORS

Each Fund (each a series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting the Fund to act as a feeder fund by investing in a master Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Fee Table and Management. Each feeder fund bears its proportionate share of the expenses of its master Portfolio.

     The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

     The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

     The common investment objective of each Fund and its master Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Fund shareholders. The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval.

     If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

     In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of a Fund's shareholders. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

     Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

APPENDIX-RATINGS

Ratings In General. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Corporate Bond Ratings
     Ratings By Moody's. Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ratings By S&P. AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     NOTES: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

     The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Commercial Paper Ratings
     Ratings By Moody's. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1     Highest Quality
     Prime-2     Higher Quality
     Prime-3     High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

     Ratings By S&P. A brief description of the applicable rating symbols and their meaning follows:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________
            (name of Corporation/Association)

(the "Corporation") and that the following individual(s):

                    Authorized Persons
_______________________________   __________________________
Name                              Title
_______________________________   __________________________
Name                              Title
_______________________________   __________________________
Name                              Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of ___________________, 19___.



                           ________________________________
                           Secretary

                           _________________________________
                           Signature Guarantee*
                           *Only required if the person signing
                           the Certificate is the only person
                           named as "Authorized Person."
CORPORATE
SEAL
HERE

For More Information

You can obtain more information about the Funds' investments in their semiannual and annual reports to shareholders. These reports discuss the market conditions and investment strategies that affected the Funds' performance over the past six months and year.

You may wish to read the SAI for more information on the Funds.
The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus and you are deemed to have been told of its contents.

                         BOND FUNDS

To obtain free copies of Funds' semiannual and annual reports or SAI, and to request other information about the Funds, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550

www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission (SEC) at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington, DC 20549-6009.

Investment Company Act file number:  811-4552

LIBERTY FUNDS DISTRIBUTOR, INC.